Supplement dated October 11, 2024
to the following statutory prospectus(es):
BAE Future Corporate FPVUL prospectus dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective on or about December 4, 2024, the following underlying mutual funds are no longer available to receive transfers or new purchase payments.
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Morgan Stanley Variable Insurance Fund, Inc. – Global Real Estate Portfolio: Class II
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Morgan Stanley Variable Insurance Fund, Inc. – U.S. Real Estate Portfolio: Class I
2.
The Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. approved to liquidate the Morgan Stanley Variable Insurance Fund, Inc. - Global Real Estate Portfolio: Class II and the Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (the "Liquidating Funds"). The liquidation is expected to occur on or about December 6, 2024 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the policy:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Liquidating Funds may transfer allocations to any other available investment option. During this period, any transfers from the Liquidating Funds will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Liquidating Funds will be transferred to Fidelity Variable Insurance Products Fund - VIP Money Market Portfolio: Initial Class.
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After the Liquidation Date, any and all references to the Liquidating Funds are deleted.
PROS-0919